UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) – January 7, 2004

PHOTOGEN TECHNOLOGIES, INC.

(Exact name as specified in its charter)

NEVADA	0-23553	62-1742885
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6175 Lusk Boulevard, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(858) 410-5602

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Item 7.             Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued January 14, 2004.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed by the undersigned hereunto duly authorized.

PHOTOGEN TECHNOLOGIES, INC.

By:	/s/ Brooks Boveroux
Brooks Boveroux, Chief Financial Officer

Dated: January 14, 2004